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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report October 6, 1999




                          DURAMED PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                 0-15242               11-2590026
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(State or other            (Commission           (IRS Employer
jurisdiction of            File Number)       Identification No.)
incorporation)



          7155 East Kemper Road, Cincinnati, Ohio 45249 (513) 731-9900
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                    (Address of principal executive offices)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this Report.

Item 5.  Other Events
         ------------

         The Company's press releases dated October 6, 1999 and October 19, 1999 are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 7.  Financial Statements Information and Exhibits
         ---------------------------------------------

                  (a)      Financial Statements of Businesses Acquired.

                           Not Applicable

                  (b)      Pro Forma Financial Information.

                           Not Applicable

                  (c)      Exhibits.

                           The following exhibits are filed with this Report on Form 8-K:

                           Regulation S-K
                             Exhibit No.                         Exhibit
                             -----------                         -------

                                99.1                        Press release dated
                                                            October 6, 1999

                                99.2                        Press release dated
                                                            October 19, 1999

                                      -2-

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                                   SIGNATURES
                                   ----------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 20, 1999             DURAMED PHARMACEUTICALS, INC.



                                    By:     /s/ Timothy J. Holt
                                         --------------------------------------
                                         Timothy J. Holt
                                         Senior Vice President-Finance
                                         and Administration